                                                                    Exhibit 10.8



                                               AGREEMENT AND PLAN OF MERGER
                                     dated as of October 26, 2001 (the
                                     "AGREEMENT"), by and among DJ ORTHOPEDICS, INC., a Delaware corporation (the "PARENT"), DJ ACQUISITION CORPORATION, a Delaware corporation and a wholly owned subsidiary of the Parent (the "MERGER SUBSIDIARY") and DONJOY, L.L.C., a Delaware limited liability company (the "COMPANY").

         The Parent has filed a registration statement with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT"), relating to the initial public offering of shares of its common stock, $.01 par value per share (the "PARENT COMMON STOCK") (such offering, the "PARENT IPO"). In order to facilitate the Parent IPO, the parties hereto desire to enter into the transactions contemplated hereby.

         The board of directors or board of managers, as applicable, of each of the Parent, the Merger Subsidiary and the Company, by resolutions duly adopted pursuant to Sections 251 and 264 of the Delaware General Corporation Law (the "DELAWARE STATUTE") and Section 18-209 of the Delaware Limited Liability Company Act (the "LLC ACT") have approved this Agreement and the proposed merger of the Merger Subsidiary with and into the Company in accordance with this Agreement.

         Pursuant to a Consent and Termination Agreement, dated as of the date hereof, by and among the Company and the members of the Company named therein, members of the Company holding more than 50% of each class of units of the Company have approved this Agreement and the proposed merger of Merger Subsidiary with and into the Company in accordance with this Agreement.

         For Federal income tax purposes, the Parent IPO and the Merger (as defined below) are intended to be treated, in conjunction, as a contribution of cash and Common Units and Preferred Units (each as defined below) in exchange for Parent Common Stock (as defined below) and cash under Section 351 of the Internal Revenue Code of 1986, as amended.

         ACCORDINGLY, in consideration of the mutual benefits to be derived from this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                     GENERAL

1.1      THE MERGER.

         At the Effective Time (as defined in SECTION 1.2) and in accordance with the provisions of this Agreement, the Merger Subsidiary shall be merged (the "MERGER") with and into the Company, which shall be the surviving entity of the Merger (the "SURVIVING ENTITY", and the Company and the Merger Subsidiary collectively, the "CONSTITUENT ENTITIES"). The name of the Company shall be adopted by the Surviving Entity and shall remain unchanged by the Merger.

1.2      THE EFFECTIVE TIME OF THE MERGER.

         The Merger shall become effective upon the filing by the Surviving Entity of the certificate of merger attached hereto as ANNEX A (the "CERTIFICATE OF MERGER") with the Secretary of State of the State of Delaware pursuant to Sections 103 and 264(c) of the Delaware Statute and Section 18-209(c) of the LLC Act; PROVIDED, HOWEVER, that in no event shall the Certificate of Merger be filed until immediately prior to the consummation of the Parent IPO. The Certificate of Merger shall be executed and delivered in the manner provided under the Delaware Statute and the LLC Act. The date and time when the Merger shall become effective as aforesaid is herein called the "EFFECTIVE TIME."

1.3      EFFECT OF MERGER.

                  (a) Except as specifically set forth herein, at the Effective Time, the identity, existence, limited liability company organization, purposes, powers, objects, franchises, privileges, rights and immunities of the Company shall continue in effect and be unimpaired by the Merger, and the identity, existence, corporate organization, purposes, powers, objects, franchises, privileges, rights and immunities of the Merger Subsidiary shall be merged with and into the Surviving Entity, which shall, as the Surviving Entity, be fully vested therewith. At the Effective Time, the separate existence and corporate organization of the Merger Subsidiary, except insofar as it may be continued by statute, shall cease, and the Merger Subsidiary shall be merged with and into the Surviving Entity.

                  (b) At the Effective Time, all rights, privileges, immunities and franchises, of a public as well as of a private nature, of each of the Constituent Entities, and all property, real, personal and mixed, tangible and intangible (other than the Company Option Plan, the Company Options, the Company Option Agreements, the Non-Employee Director Purchase Rights and the Non-Employee Director Purchase Rights Agreements (each as defined in SECTION 2.1 below) which shall be assumed by the Parent pursuant to SECTION 2.1 and each of the other documents listed on SCHEDULE 3.1 hereto which shall be assumed by the Parent), in each case, of whatsoever kind or description, and all debts due on whatever account and all other choses in action, and all and every other interest, of or belonging to or due to any of the Constituent Entities, shall be taken and deemed to be transferred to and vested in the Surviving Entity without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Constituent Entities shall not revert or be in any way impaired by reason of the Merger; but the Surviving Entity shall thenceforth be responsible and liable for all the liabilities, obligations and penalties of each of the Constituent Entities, and any claim existing, or action or proceeding, civil or criminal, pending by or against any of the Constituent Entities, may be prosecuted as if the Merger had not taken place, or the Surviving Entity may be substituted in its place, and any judgment rendered against any of the Constituent Entities may be enforced against the Surviving Entity. Neither the rights of creditors nor any liens upon the property of any of the Constituent Entities shall be impaired by the Merger.

1.4      OPERATING AGREEMENT AND BY-LAWS OF SURVIVING ENTITY; DIRECTORS AND
OFFICERS.

         At the Effective Time, (a) the operating agreement attached hereto as ANNEX B to this Agreement shall become the operating agreement of the Surviving Entity until altered, amended or repealed as provided in said operating agreement, (b) the by-laws attached hereto as ANNEX C to this Agreement shall become the by-laws of the Surviving Entity until altered, amended or repealed as provided in said by-laws of the Surviving Entity, (c) the members of the board of managers of the Company at the Effective Time shall become the members of the board of managers of the Surviving Entity and (d) the officers of the Company at the Effective Time shall become the officers of the Surviving Entity.

1.5      TAKING OF NECESSARY ACTION; FURTHER ASSURANCES.

         Prior to the Effective Time, the parties hereto shall take, or cause to be taken (as the case may be), all such action as may be necessary or appropriate in order to effectuate the Merger as expeditiously as reasonably practicable.

                                   ARTICLE II

                       EFFECT OF MERGER ON EQUITY CAPITAL
                             OF CONSTITUENT ENTITIES

2.1      MERGER CONSIDERATION; EFFECT ON CAPITAL STOCK.

         The consideration for the Merger shall be as follows (the "MERGER CONSIDERATION"):

                  (a) COMMON UNITS OF THE COMPANY. At the Effective Time, each common unit of the Company (the "COMMON Units") issued and outstanding immediately prior to the Effective Time (the "TERMINATING COMMON UNITS ") shall automatically, by virtue of the Merger and without any action on the part of the holder thereof, be converted into 10.812 shares (the "EXCHANGE RATIO") of Parent Common Stock, with each holder of Terminating Common Units receiving that number of shares of Parent Common Stock and that amount of cash consideration in respect of fractional shares of Parent Common Stock as set forth on SCHEDULE 2.1 hereof.

                  (b) PREFERRED UNITS OF THE COMPANY. At the Effective Time, each preferred unit of the Company (the "PREFERRED UNITS") issued and outstanding immediately prior to the Effective Time (the "TERMINATING PREFERRED Units") shall automatically, by virtue of the Merger and without any action on the part of the holder thereof, be converted into (i) shares of Parent Common Stock at the Exchange Ratio and (ii) the right to receive a cash amount equal to
(A) $1,044.534917 PLUS (B) all accrued Preferred Return (as defined in the Third Amended and Restated Operating Agreement of DonJoy, L.L.C., dated as of July 7, 2000, the "OPERATING AGREEMENT") on such Terminating Preferred Unit from and including October 1, 2001 through, but not including, the date upon which the Effective Time occurs LESS (C) the aggregate amount of all distributions made pursuant to Section 6.3(a) of the Operating Agreement with respect to income allocated to such Terminating Preferred Unit pursuant to clauses 2 and 3 of
Section 6.2(a)(iii)(A) of the Operating Agreement on or after October 1, 2001 through, but not including, the date upon which the Effective Time occurs (collectively, the "PREFERRED LIQUIDATION AMOUNT"), with each holder of Terminating Preferred Units receiving that number of shares of Parent Common Stock and that amount of cash consideration as set forth on SCHEDULE 2.1 hereof.

                  (c) OPTIONS TO PURCHASE COMMON UNITS OF THE COMPANY.

                        (i) COMPANY OPTION PLAN.

                             (A) At the Effective Time, each option to purchase Common Units, whether vested or unvested, granted pursuant to the Company's Fourth Amended and Restated 1999 Option Plan (the "COMPANY OPTION PLAN") issued and outstanding immediately prior to the Effective Time (the "COMPANY OPTIONS") shall be deemed to constitute an option to acquire, on the same terms and conditions as set forth in the existing option agreement between the optionholder and the Company (except as set forth below), the same number of shares of Parent Common Stock as the holder of such Company Option would have been entitled to receive pursuant to the Merger had such holder exercised such Company Option in full immediately prior to the Effective Time.

                              (B) At the Effective Time, the Parent shall assume the Company Option Plan, each Company Option in accordance with the terms under which it was issued and each option agreement by which such Company Option is evidenced (each, a "COMPANY OPTION AGREEMENT"); PROVIDED, HOWEVER, that (i) the terms and conditions of the Company Option Plan, each Company Option and each Company Option Agreement shall be revised to the extent necessary to reflect changes from a limited liability company to corporate form and (ii) the exercise price for each Company Option, as reflected in the corresponding Company Option Agreement, will be proportionately adjusted to reflect the change from Common Units to Parent Common Stock at the Exchange Ratio. As promptly as practicable after the Effective Time, the Parent shall enter into revised Company Option Agreements with each holder of Company Options to effectuate the provisions of the immediately preceding sentence. At or prior to the Effective Time, the Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock as shall be required for delivery upon exercise of the Company Options assumed by it in accordance with this SECTION 2.1(C)(I).

                        (ii) NON-EMPLOYEE DIRECTOR PURCHASE RIGHTS.

                              (A) At the Effective Time, each right to purchase Common Units granted pursuant to the Non-Employee Director Purchase Rights Agreements, by and between the Company and each of Kirby L. Cramer and Ivan R. Sabel (collectively, the "NON-EMPLOYEE DIRECTOR PURCHASE RIGHTS AGREEMENTS") shall be deemed to constitute a right to acquire (collectively, the "NON-EMPLOYEE DIRECTOR PURCHASE RIGHTS"), on the same terms and conditions as set forth in the Non-Employee Director Purchase Rights Agreements (except as set forth below), the same number of shares of Parent Common Stock as the holder of such Non-Employee Director Purchase Rights would have been entitled to receive pursuant to the Merger had such holder exercised such Non-Employee Director Purchase Rights in full immediately prior to the Effective Time.

                              (B) At the Effective Time, the Parent shall assume each Non-Employee Director Purchase Rights Agreement and each Non-Employee Director Purchase Rights in accordance with such Non-Employee Director Purchase Rights Agreement; PROVIDED, HOWEVER, that the terms and conditions of each Non-Employee Director Purchase Right and each Non-Employee Director Purchase Rights Agreement shall be revised to the extent necessary to reflect changes from a limited liability company to corporate form. As promptly as practicable after the Effective Time, the Parent shall enter into revised Non-Employee Director Purchase Rights Agreements with each holder of Non-Employee Director Purchase Rights to effectuate the provisions of the immediately preceding sentence. At or prior to the Effective Time, the Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock as shall be required for delivery upon exercise of the Non-Employee Director Purchase Rights assumed by it in accordance with this SECTION 2.1(c)(ii).

                  (d) COMMON STOCK OF MERGER SUBSIDIARY. At the Effective Time, each share of common stock, $0.01 par value per share, of the Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall automatically, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and no consideration shall be delivered therefor.

                  (d) FRACTIONAL SHARES. No fractional shares of Parent Common Stock or scrip shall be issued upon conversion of the Terminating Common Units or the Terminating Preferred Units pursuant to SECTIONS 2.1(a) and 2.1(b). The number of full shares of Parent Common Stock issuable to a holder upon conversion of the Terminating

Common Units or the Terminating Preferred Units of such holder shall be computed on the basis of the aggregate number of Terminating Common Units or Terminating Preferred Units to be converted by such holder. Instead of any fractional shares of Parent Common Stock which would otherwise be issuable upon conversion of any shares of Terminating Common Units or Terminating Preferred Units, the Parent shall pay a cash adjustment in respect of such fractional interest in an amount equal to the product of (i) initial public offering price of Parent Common Stock in the Parent IPO as set forth in the final prospectus for the Parent IPO and
(ii) such fractional interest. The holders of fractional interests shall not be entitled to any rights as stockholders of the Parent in respect of such fractional interests.

                                  ARTICLE III

                            ASSIGNMENT AND ASSUMPTION

3.1      ASSIGNMENT.

         At the Effective Time, the Company shall transfer, convey and assign to the Parent all of its right, title and interest in and to the contracts and agreements set forth on SCHEDULE 3.1 (the "ASSIGNED CONTRACTS")

3.2      ASSUMPTION.

         At the Effective Time, the Parent shall assume, perform, discharge and otherwise be responsible for all obligations, responsibilities or liabilities of the Company under the Assigned Contracts and those items referred to in SECTION 2.1(c).

                                   ARTICLE IV

                             APPROVAL OF AGREEMENT;
                                 FILING THEREOF

4.1      APPROVAL.

         The board of directors and board of managers, as applicable, of each of the Parent, the Merger Subsidiary and the Company and the members of the Company holding more than 50% of each class of units of the Company, by resolutions duly adopted, have, in accordance with the provisions of the Delaware Statute and the LLC Act, as applicable, approved and adopted the Merger and this Agreement.

4.2      FILING.

         The Surviving Entity shall cause the Certificate of Merger to be delivered to and filed with the Secretary of State of the State of Delaware in accordance with Sections 103 and 264(c) of the Delaware Statute and Section 18-209(c) of the LLC Act, subject, however, to the proviso contained in SECTION
1.2 above.

                                    ARTICLE V

                                   TERMINATION

                  If the Parent IPO is terminated for any reason, or if the Parent IPO does not occur by March 31, 2002, this Agreement shall terminate and be of no further force or effect.

                                   ARTICLE VI

                                  MISCELLANEOUS

6.1      LEGEND.

         Each certificate for Parent Common Stock issued hereunder is being issued in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws. Accordingly, each such certificate for Parent Common Stock shall bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS."

6.2      SERVICE OF PROCESS; REGISTERED AGENT.

         The Surviving Entity does hereby agree that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the Company and the Merger Subsidiary, as well as for enforcement of any obligation of the Surviving Entity arising from the merger herein provided for; does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following address outside the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware:

                                 DONJOY, L.L.C.
                                2985 Scott Street
                             Vista, California 92083
                          Attn: Chief Executive Officer

6.3      NECESSARY ACTS.

         Each of the Parent, the Merger Subsidiary and the Surviving Entity agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Delaware and elsewhere to effectuate the Merger herein provided for.

6.4      GOVERNING LAW.

         All questions concerning the construction, interpretation and validity of this Agreement shall be governed by, and construed and enforced in accordance with, the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

6.5      BENEFITS OF AGREEMENT.

         All the terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by any party hereto without the consent of the other parties hereto.

6.6      ENTIRE AGREEMENT.

         This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

6.7      SEVERABILITY.

         It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

6.8      MODIFICATION.

         This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties hereto.

6.9      DESCRIPTIVE HEADINGS.

         Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

6.10     COUNTERPARTS; FACSIMILE SIGNATURES.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.


                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed and delivered on the date first written above.

                                  DJ ORTHOPEDICS, INC.


                                  By:  /s/ Cyril Talbot III
                                       Name:   Cyril Talbot III
                                       Title:  Senior Vice President - Finance,
                                               Chief Financial Officer &
                                               Secretary

                                  DJ ACQUISITION CORPORATION


                                  By:  /s/ Cyril Talbot III
                                       Name:   Cyril Talbot III
                                       Title:  Senior Vice President - Finance,
                                               Chief Financial Officer &
                                               Secretary

                                  DONJOY, L.L.C.


                                  By:  /s/ Leslie H. Cross
                                       Name:   Leslie H. Cross
                                       Title:  President & Chief Executive
                                               Officer

                                                                    SCHEDULE 2.1


                Members                    Outstanding       Outstanding        New Shares      Cash in Lieu       Preferred
                                           Common Units    Preferred Units      of Parent      of Fractional   Liquidation Amount
                                                                               Common Stock        Shares
----------------------------------------- --------------- ----------------     ------------   --------------- -------------------
J.P. Morgan DJ Partners, LLC                860,956             --              9,308,656     $    4.62                       --
Leslie H. Cross and Deborah L. Cross         16,673             --                180,268     $    8.09                       --
Family Trust
Michael R. McBrayer                           4,002             --                 43,269     $   10.61                       --
Cyril Talbot III                              4,002             --                 43,269     $   10.61                       --
J.P. Morgan Partners (23A SBIC), LLC             --         22,573                244,059     $    4.69        $   24,039,516.73
DJ Investment, LLC                               --          6,362                 68,785     $   16.05        $    6,775,324.74
First Union Capital Partners, LLC                --            668                  7,222     $    7.07        $      711,398.44
DJC, Inc.                                        --         10,705                115,742     $    7.82        $   11,400,479.63
TCW Crescent Mezzanine Trust II                  --          2,323                 25,116     $    4.69        $    2,473,920.05
TCW Leveraged Income Trust II, L.P.              --          1,104                 11,936     $    7.62        $    1,175,724.38
Crescent/Mach I Partners, L.P.                   --            670                  7,244     $    0.68        $      713,528.38
Totals:                                     885,633         44,405             10,055,566     $   82.55        $   47,289,892.35

                                                                    SCHEDULE 3.1

                            CONTRACTS AND AGREEMENTS
                          TO BE ASSIGNED BY THE COMPANY
                            AND ASSUMED BY THE PARENT

1. Third Amended and Restated Pledge Agreement, dated as of June 11, 2001, by and among the Company, Leslie H. Cross and the Leslie H. Cross & Deborah L. Cross Family Trust

2. Third Amended and Restated Pledge Agreement, dated as of June 11, 2001, by and between the Company and Michael R. McBrayer

3. Third Amended and Restated Pledge Agreement, dated as of June 11, 2001, by and between the Company and Cyril Talbot III

4. Amended and Restated Secured Promissory Note dated as of June 28, 2000 made by each of Leslie H. Cross and the Leslie H. Cross & Deborah L. Cross Family Trust in the principal amount of $1,052,705.56.

5. Secured Promissory Note dated as of June 28, 2000 made by each of Leslie H. Cross and the Leslie H. Cross & Deborah L. Cross Family Trust for the benefit of the Company in the principal amount of $88,644.58.

6.       Secured Promissory Note dated as of July 7, 2000 made by each of Leslie
         H. Cross and the Leslie H. Cross & Deborah L. Cross Family Trust for the benefit of the Company in the principal amount of $124,608.80.

7. Secured Promissory Note dated as of June 11, 2001 made by each of Leslie H. Cross and the Leslie H. Cross & Deborah L. Cross Family Trust for the benefit of the Company in the principal amount of $150,610.29.

8. Amended and Restated Secured Promissory Note dated as of June 28, 2000 made by Michael R. McBrayer for the benefit of the Company in the principal amount of $210,541.11.

9. Secured Promissory Note dated as of June 28, 2000 made by Michael R. McBrayer for the benefit of the Company in the principal amount of $17,728.91.

10. Secured Promissory Note dated as of July 7, 2000 made by Michael R. McBrayer for the benefit of the Company in the principal amount of $24,924.67.

11. Secured Promissory Note dated as of June 11, 2001 made by Michael R. McBrayer for the benefit of the Company in the principal amount of $30,121.74.

12. Amended and Restated Secured Promissory Note dated as of June 28, 2000 made by Cyril Talbot III for the benefit of the Company in the principal amount of $210,541.11.

13. Secured Promissory Note dated as of June 28, 2000 made by Cyril Talbot III for the benefit of the Company in the principal amount of $17,728.91.

14. Secured Promissory Note dated as of July 7, 2000 made by Cyril Talbot III for the benefit of the Company in the principal amount of $24,924.67.

15. Secured Promissory Note dated as of June 11, 2001 made by Cyril Talbot III for the benefit of the Company in the principal amount of $30,121.74.

                           FOURTH AMENDED AND RESTATED
                               OPERATING AGREEMENT
                                       OF
                                 DONJOY, L.L.C.

                                                                         ANNEX A

                              CERTIFICATE OF MERGER

                                       OF

                           DJ ACQUISITION CORPORATION
                            (A DELAWARE CORPORATION)

                                  WITH AND INTO

                                 DONJOY, L.L.C.
                     (A DELAWARE LIMITED LIABILITY COMPANY)

         Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned limited liability company executed the following Certificate of
Merger:

         FIRST: The name of the surviving limited liability company is DonJoy, L.L.C., a Delaware limited liability company, and the name of the corporation being merged into this surviving limited liability company is DJ Acquisition Corporation, a Delaware corporation.

         SECOND: The Agreement and Plan of Merger has been approved, adopted, certified, executed, and acknowledged by the surviving limited liability company and the merging corporation.

         THIRD: The name of the surviving limited liability company is DonJoy, L.L.C.

         FOURTH: The merger is to become effective at 9:35 a.m. on November 20, 2001.

         FIFTH: The Agreement and Plan of Merger is on file at 2985 Scott Street, Vista, California 92083, a place of business of the surviving limited liability company.

         SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the surviving limited liability company or stockholder of the merging corporation.

         IN WITNESS WHEREOF, the surviving limited liability company has caused this certificate to be signed by an authorized officer, the __ day of ___________, 2001.


                                  DONJOY, L.L.C.


                                  By:
                                      ------------------------------------------
                                        Leslie H. Cross
                                        President & Chief Executive Officer

                                                                         ANNEX B

                 Fourth Amended and Restated Operating Agreement

                  FOURTH AMENDED AND RESTATED OPERATING AGREEMENT, dated as of November 20, 2001, of DONJOY, L.L.C., a Delaware limited liability company (the "COMPANY"), between the Company and DJ ORTHOPEDICS, INC (the "MEMBER").

                  The Company was formed as a limited liability company under the Delaware Limited Liability Company Act, 6 DEL. C. ss. 18-101 ET SEQ. (the "DELAWARE ACT") on December 29, 1998 and its affairs and the conducT of its business established pursuant to an Operating Agreement dated as of December 31, 1998 (the "ORIGINAL OPERATING AGREEMENT").

                  The Original Operating Agreement was amended and restated pursuant to an Amended and Restated Operating Agreement dated as of June 30, 1999 (as heretofore amended, the "AMENDED AND RESTATED OPERATING AGREEMENT").

                  The Amended and Restated Operating Agreement was amended and restated pursuant to a Second Amended and Restated Operating Agreement dated as of July 30, 1999 (as heretofore amended, the "SECOND AMENDED AND RESTATED OPERATING AGREEMENT").

                  The Second Amended and Restated Operating Agreement was amended and restated pursuant to a Third Amended and Restated Operating Agreement dated as of July 7, 2000 (as heretofore amended, the "THIRD AMENDED AND RESTATED OPERATING AGREEMENT")

                  The parties hereto desire to amend and restate the Third Amended and Restated Operating Agreement in accordance with the terms of this Fourth Amended and Restated Operating Agreement.

                  NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. NAME AND ADDRESS OF THE COMPANY.

                  (a) The name of the Company shall be "DonJoy, L.L.C." or such other name as the Board of Managers of the Company (the "BOARD") may from time to time hereafter designate.

                  (b) The principal office of the Company, and such additional offices as the Board may determine to establish, shall be located at such place or places inside or outside the State of Delaware as the Board may designate from time to time.

         2. PURPOSE. This Company is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Company is, engaging in any lawful act or activity for which limited liability companies may be formed under the Act and engaging in any and all activities necessary or incidental to the foregoing.

         3. REGISTERED OFFICE; REGISTERED AGENT. The registered office of the Company in the State of Delaware is located at 9 East Loockerman Street, City of Dover, County of Kent. The registered agent of the Company at such address is National Registered Agents, Inc.

         4. MEMBERSHIP INTERESTS. Ownership of the Company shall be reflected by membership interests, all of which shall reside with the Member.

         5. CAPITAL CONTRIBUTION BY THE MEMBER. The Member has entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), dated as of October 26, 2001, among the Member, the Company and DJ Acquisition Corporation (the "MERGER SUB") pursuant to which the Merger Sub was merged with and into the Company (the "Merger") and the previous holders of units of the Company received shares of the Member's capital stock in exchange for their membership interests in the Company; such amounts distributed by the Member to the previous holders of membership units of the Company shall be treated as a capital contribution. By virtue of the Merger Agreement, the Member became the sole holder of Membership Interests and shall be deemed to have made a capital contribution to the Company

         6. ALLOCATION OF PROFITS AND LOSSES. The Company's profits and losses shall be allocated entirely to the Member, and the Member's distributive share of income, gain, loss, deduction, or credit (or item thereof) shall be determined and allocated in accordance with this Section 6 to the fullest extent permitted by ss.ss.704(b) and (c) of the Internal Revenue Code of 1986, as amended, and the treasury regulations promulgated thereunder.

         7. DISTRIBUTIONS. Subject to any limitations on distributions set forth in any agreements with respect to indebtedness of the Company, distributions shall be made to the Member at the times and in the aggregate amounts determined by the Board.

         8. MANAGEMENT OF THE COMPANY. Subject to the delegation of rights and powers provided for herein and in the By-laws of the Company (as such By-laws may be amended from time to time, and as such are expressly incorporated by reference into this Agreement and made a part hereof), the Board shall have the sole right to manage the business of the Company and shall have all powers and rights necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company. The Board shall consist of that number of managers as shall be selected by the Member.

         9. EXECUTION OF CONTRACTS, ASSIGNMENTS, ETC. All contracts, agreements, endorsements, assignments, transfers, stock powers, or other instruments shall be signed by the Chief Executive Officer, and President, any Vice President, Chief Financial Officer, any Secretary or any Assistant Secretary, except where required or permitted by law to be otherwise signed, and except when the signing and execution thereof shall be expressly delegated by the Board to some other officer and agent of the Company.

         10. LIMITATIONS ON AUTHORITY. The authority of the Board over the conduct of the business and affairs of the Company shall be subject only to such limitations as are expressly stated in this Agreement or in the Act.

         11. INDEMNIFICATION. The Company shall, to the fullest extent authorized by the Act, indemnify and hold harmless the Member, any member of the Board, or any officer or employee of the Company from and against any and all claims and demands arising by reason of the fact that such person is, or was, the Member, member of the Board, officer or employee of the Company.

         12. DISSOLUTION. The Company shall dissolve, and its affairs shall be wound up, upon the first to occur of the following: (a) the written consent of the Board to such effect; and (b) the entry of a decree of judicial dissolution underss.18-802 of the Act.

         13. CONSENTS. Any action that may be taken by the Member at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by the Member.

         14. AMENDMENTS. Except as otherwise provided in this Agreement or in the Act, this Agreement may be amended only by the written consent of the Member to such effect.

         15. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, without regard to conflict of laws principles thereof.

                                    * * * * *

                  IN WITNESS WHEREOF, the undersigned have duly executed this Fourth Amended and Restated Operating Agreement as of the date first written above.



                                  DONJOY, L.L.C.



                                  By: __________________________



                                      Name: Leslie H. Cross



                                      Title: President & Chief Executive Officer


                                  DJ ORTHOPEDICS, INC.



                                  By: __________________________



                                      Name:  Cyril Talbot III



                                      Title: Senior Vice President - Finance,
                                             Chief Financial Officer & Secretary

                                                                         ANNEX C
================================================================================







                              DJ ORTHOPEDICS, INC.




                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE






                           ---------------------------

                                 AMENDED BY-LAWS

                           ---------------------------









                         AS ADOPTED ON NOVEMBER 6, 2001
                      EFFECTIVE AS PROVIDED IN SECTION 6.6





================================================================================

                                 AMENDED BY-LAWS

                                       OF

                              DJ ORTHOPEDICS, INC.



                                    ARTICLE I

                                     OFFICES

1.1      REGISTERED OFFICE.

                  The registered office of dj Orthopedics, Inc. (the "CORPORATION") in the State of Delaware shall be at 9 East Loockerman Street, City of Dover, County of Kent, 19901 and the registered agent in charge thereof shall be National Registered Agents, Inc.

1.2      OTHER OFFICES.

                  The Corporation may also have an office or offices at any other place or places within or outside the State of Delaware as the board of directors of the Corporation (the "BOARD") may from time to time determine or the business of the Corporation may require.

1.3      BOOKS.

                  The books of the Corporation may be kept within or without of the State of Delaware as the Board may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                             MEETING OF STOCKHOLDERS

2.1      TIME AND PLACE OF MEETINGS.

                  Meetings of stockholders may be held at such place, either within or without of the State of Delaware, on such date and at such time as may be determined from time to time by the Board (or the Chairman of the Board in the absence of a designation by the Board). The Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided in Section 2.13.

2.2      ANNUAL MEETINGS.

                  Annual meetings of the stockholders, commencing with the year 2002, shall be held for the election of directors and for the transaction of such other business as may properly come before the meeting.

2.3      SPECIAL MEETINGS.

                  Special meetings of the stockholders for any purpose or purposes may be called by the Board, or the Chairman of the Board, the Chief Executive Officer or the President and may not be called by any other person. Notwithstanding the foregoing, whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call special meetings of such holders pursuant to the terms of the certificate of designation for such classes or series.

2.4      NOTICE OF MEETINGS AND ADJOURNED MEETINGS; WAIVERS OF NOTICE.

                  (a) Except as otherwise provided by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended ("DELAWARE LAW"), the Amended and Restated Certificate of Incorporation of the Corporation approved by the Board and stockholders of the Corporation in connection with the Corporation's initial public offering of shares of its Common Stock and filed with the Secretary of State of the State of Delaware on November 19, 2001, as the same may be amended from time to time, (the "CERTIFICATE") or these By-laws, notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the day on which the meeting is to be held, by delivering written notice thereof to such stockholder personally, or by mailing a copy of such notice, postage prepaid, directly to the stockholder at such stockholder's address as it appears in the records of the Corporation, or by transmitting such notice thereof at such address by telegraph, cable or other telephonic transmission, or by electronic transmission consented to by the stockholder to whom the bnotice is given in accordance with the requirements of Delaware Law which consent has not been revoked as provided in Delaware Law. Every such notice shall state the place, if any, the date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called. Unless these By-laws otherwise require, when a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, thereof and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. Notwithstanding the foregoing, if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting not less than 10 nor more than 60 days before the day on which the meeting is to be held.

                  (b) A written waiver of any such notice signed by the person entitled thereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise provided in these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need be specified in any such notice or waiver of notice, whether in writing or by electronic transmission. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

2.5      QUORUM.

                  Unless otherwise provided by the Certificate or these By-laws and subject to Delaware Law, at each meeting of stockholders the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

2.6      ORGANIZATION.

                  Unless otherwise determined by the Board, at each meeting of the stockholders, the Chairman of the Board, if one shall have been elected, (or in his absence or if one shall not have been elected, the Chief Executive Officer, or in his absence or if one shall not have been elected, the President, if he or she is also a director) shall act as chairman of the meeting. The Secretary (or in his absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

2.7      ORDER OF BUSINESS.

                  The order of business at each meeting of the stockholders shall be determined by the chairman of such meeting.

2.8      VOTING.

                  (a) Unless otherwise provided in the Certificate and subject to Delaware Law, each stockholder shall be entitled to one vote in person or by proxy for each outstanding share of capital stock of the Corporation held by such stockholder. Any shares of capital stock of the Corporation held by the Corporation shall have no voting rights. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. A person whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation, such person has expressly empowered the pledgee to vote thereon, in which case only the pledgee or such pledgee's proxy may represent such stock and vote thereon. If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation shall be given written notice to the contrary and furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                  (i) if only one votes, such person's act binds all;

                  (ii) if more than one votes, the act of the majority so voting binds all; and

                  (iii) if more than one votes, but the vote is evenly split on any particular matter, such shares shall be voted in the manner provided by Delaware Law.

If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even-split for the purposes of this Section 2.8 shall be a majority or even-split in interest. The Corporation shall not vote directly or indirectly any share of its own capital stock.

                  (b) Unless otherwise provided in Delaware Law, the Certificate or these By-laws, in all matters other than the election of directors, the affirmative vote of a majority of the outstanding shares of capital stock of the Corporation present, in person or by proxy, at a meeting of stockholders and entitled to vote on the subject matter shall constitute the valid act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors.

                  (c) The election of directors need not be by written ballot. However, if authorized by the Board, the use of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxyholder.

                  (d) Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

                  (e) Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy pursuant to subsection (d) of this Section 2.8, the following shall constitute a valid means by which a stockholder may grant such authority:

                  (i) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature; and

                  (ii) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

                  (f) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (e) of this Section 2.8 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

2.9      INSPECTORS OF ELECTIONS.

                  Preceding any meeting of the stockholders, the Board by resolution or the Chairman of the Board or the Chief Executive Officer shall appoint one or more persons to act as inspectors at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. In the event no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector's ability. The inspectors shall:

         (a) ascertain the number of shares outstanding and the voting power of each;

         (b) determine the shares represented at a meeting and the validity of proxies and ballots; (c) count all votes and ballots;

         (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

         (e) certify their determination of the number of shares represented at the meeting, and his or her count of all votes and ballots.

                  The inspector(s) may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of inspector.

                  In determining the shares represented and the validity and counting of proxies and ballots, the inspector shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Section 2.8 of these By-laws or any information provided pursuant to Section 2.13(b)(i) and (iii) of these By-laws, ballots and the regular books and records of the Corporation. The inspector may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers or their nominees or a similar person which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspector considers other reliable information for the limited purpose permitted by this paragraph, the inspector, at the time of his or her certification pursuant to subsection (e) of this
Section 2.9, shall specify the precise information considered, the person or persons from whom the information was obtained, when this information was obtained, the means by which the information was obtained, and the basis for the inspector's belief that such information is accurate and reliable.

2.10     OPENING AND CLOSING OF POLLS.

                  The date and time of the opening and closing of the polls for each matter to be voted upon at a stockholder meeting shall be announced at the meeting. The inspector of the election shall be prohibited from accepting any ballots, proxies or votes or any revocations thereof or changes thereto after the closing of the polls, unless the Delaware Court of Chancery upon application by a stockholder shall determine otherwise.

2.11     LIST OF STOCKHOLDERS.

                  It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.11 shall require the Corporation to include electronic mail addresses or other electronic contact information in such list. Such list shall be open to the examination of any stockholder, for any purpose germane to any such meeting, for a period of at least 10 days prior to such meeting (i) if so authorized by the Board, on a reasonably accessible electronic network, provided that the information required to gain electronic access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the Board determines to make the list available on an electronic network, the Corporation shall take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then such list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communications, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.12     ACTION BY CONSENT.

                  Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of stockholders at an annual or special meeting duly noticed and called in accordance with Delaware Law and may not be taken by written consent of stockholders without a meeting.

2.13     PARTICIPATION AT STOCKHOLDER MEETINGS BY REMOTE COMMUNICATIONS

                  If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

         (a) participate in a meeting of stockholders; and

         (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

2.14     NOMINATION OF DIRECTORS.

                  Only persons who are nominated in accordance with the procedures set forth in these By-laws shall be eligible to serve as directors. Nominations of persons for election to the Board of the Corporation may be made at a meeting of stockholders (a) by or at the direction of the Board or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.14, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 2.14. Such nominations, other than those made by or at the direction of the Board, must be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the previous year's annual meeting. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or which is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder, (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder and (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations are to be made by such stockholder. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.14. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.14, a stockholder shall also comply with all applicable requirements of the 1934 Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.14.

2.15     NOTICE OF BUSINESS.

                  At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this
Section 2.15, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 2.15. For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the previous year's annual meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business business and a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder. Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in this Section 2.15. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the By-laws, and if he should so determine, he shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.15, a stockholder shall also comply with all applicable requirements of the 1934 Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.15.

                                  ARTICLE III

                               BOARD OF DIRECTORS

3.1      GENERAL POWERS.

                  Except as otherwise provided by Delaware Law or the Certificate, the business, property and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate directed or required to be exercised or done by the stockholders.

3.2      NUMBER, CLASSES AND TERM OF OFFICE.

                  The Board shall consist of not less than three nor more than fifteen directors, with the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the entire Board. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. Except as otherwise provided in the Certificate, each director shall serve for a term ending on the date of the third annual meeting of stockholders next following the annual meeting at which such director was elected. Notwithstanding the foregoing, each director shall hold office until such director's successor shall have been duly elected and qualified or until such director's earlier death, resignation or removal. Directors need not be stockholders.

3.3      RESIGNATION.

                  Any director may resign at any time by a notice given in writing or by electronic transmission to the Board or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.4      VACANCIES.

                  Unless otherwise provided in the Certificate, vacancies on the Board resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled solely by a majority of the directors then in office (although less than a quorum) or by the sole remaining director. Each director so elected shall hold office for a term that shall coincide with the term of the Class to which such director shall have been elected. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. Unless otherwise provided in the Certificate, when one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of the other vacancies.

3.5      REMOVAL.

                  No director may be removed from office by the stockholders except for cause and with the affirmative vote of the holders of not less than 66 2/3% of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

3.6      COMPENSATION.

                  Unless otherwise restricted by the Certificate or these By-laws, the Board shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.


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3.7      MEETINGS AND CONDUCT THEREOF

         (a) TIME AND PLACE OF MEETINGS. The Board may hold its meetings at such place or places within or outside the State of Delaware, and at such times, as may from time to time be determined by the Board (or the Chairman of the Board in the absence of a determination by the Board).

         (b) ANNUAL MEETINGS. As soon as practicable after each annual meeting of stockholders, the Board shall meet for the purpose of organization, the election of officers and the transaction of other business, on the same day and at the same place where such annual meeting shall be held unless it shall have transacted all such business by written consent pursuant to Section 3.8 of this
Article III. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board may be held at such place either within or outside the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in
Section 3.7(d) of this Article III or in a written waiver of notice thereof signed by any director who chooses to waive the requirement of notice or a waiver by electronic transmission by the director who chooses to waive the requirement of notice.

         (c) REGULAR MEETINGS. After the place and time of regular meetings of the Board shall have been determined and notice thereof shall have been once given to each member of the Board, regular meetings may be held without further notice being given.

         (d) SPECIAL MEETINGS. Special meetings of the Board may be called by the Chairman of the Board and shall be called by the Chairman of the Board or the Secretary on the written request of three directors. Notice of special meetings of the Board shall be given to each director at least two days before the date of the meeting in such manner as is determined by the Board or may be given on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate under the circumstances.

         (e) WAIVER OF NOTICE. A written waiver of any notice signed by the person entitled thereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when such director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise provided in these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of directors need be specified in any such notice or waiver of notice.

         (f) QUORUM AND MANNER OF ACTING. Unless the Certificate or these By-laws require a greater number, a majority of the total number of directors then in office shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the affirmative vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned


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meeting, the Board may transact any business which might have been transacted at the original meeting. If a quorum shall not be present at any meeting of the Board the directors present thereat may adjourn the meeting, from time to time, without anything other than an announcement at the meeting, until a quorum shall be present.

         (g) ORGANIZATION. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

                  (i) the Chairman of the Board, if any;

                  (ii) the President (if a director); or

                  (iii) any director designated by a majority of the directors present.

The Secretary or, in the case of his absence, an Assistant Secretary, if an Assistant Secretary has been appointed and is present, or any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

3.8      DIRECTORS' CONSENT IN LIEU OF MEETING.

                  Unless otherwise restricted by the Certificate or these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.9      ACTION BY MEANS OF CONFERENCE TELEPHONE OR OTHER COMMUNICATIONS
EQUIPMENT.

                  Unless otherwise restricted by the Certificate or these By-laws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board or such committee, as the case may be, by means of conference telephone or other communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

3.10     COMMITTEES.

                  The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers


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

which may require it, but no such committee shall have the power or authority in reference to the following matter: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by Delaware Law to be submitted to the stockholders for approval; or (ii) adopting, amending or repealing any bylaw of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

3.11     PREFERRED DIRECTORS.

                  Notwithstanding anything else contained herein, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filing of vacancies, removal and other features of such directorships shall be governed by the terms of the resolutions applicable thereto adopted by the Board pursuant to the Certificate, and such directors so elected shall not be subject to the provisions of Sections 3.2, 3.4 and 3.5 of this Article III unless otherwise provided in such resolutions.

3.12     INTERESTED DIRECTORS.

                  No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose if (i) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV

                                    OFFICERS

4.1      PRINCIPAL OFFICERS.

                  The principal officers of the Corporation shall be a Chairman of the Board, if one is appointed by the Board (and any references to the Chairman of the Board shall not apply if a Chairman has not been appointed), a Chief Executive Officer, a President, one or more Vice Presidents, a Treasurer, and a Secretary who shall have the duty, among other things, to record the proceedings of the meetings of stockholders and directors in a book kept for that purpose.


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The Corporation may also have such other principal officers, including one or more controllers, as the Board may in its discretion appoint. One person may hold the offices and perform the duties of any two or more of said offices, except that no one person shall hold the offices and perform the duties of Chief Executive Officer or President and Secretary. The officers of the Corporation need not be stockholders of the Corporation, nor, except in the case of the Chairman of the Board, need such officers be directors of the Corporation.

4.2      AUTHORITY AND DUTIES.

                  The officers of the Corporation shall have such powers and perform such incident to each of their respective offices and such other duties as may be provided in these By-laws or as may from time to time be conferred upon or assigned to them by the Board.

4.3      SUBORDINATE OFFICERS.

                  In addition to the principal officers enumerated in Section
4.1 of this Article IV, the Corporation may have such other subordinate officers, agents and employees as the Board may deem necessary, including one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Assistant Controllers, each of whom shall hold office for such period, have such authority and perform such duties as the Board, the Chairman or the President may from time to time determine. The Board may delegate to any principal officer the power to appoint and define the authority and duties of, or remove, any such officers, agents or employees.

4.4      TERM OF OFFICE, RESIGNATION, REMOVAL AND REMUNERATION.

                  The principal officers of the Corporation shall be elected annually by the Board at the annual meeting thereof, or at such other times as the Board shall deem appropriate. Each such officer shall hold office until such officer's successor has been elected or appointed and qualified or until such officer's earlier death or resignation or removal. The remuneration of all officers of the Corporation shall be fixed from time to time by the Board of Directors unless otherwise delegated by the Board to a particular committee of the Board. Any vacancy in any office shall be filled in such manner as the Board shall determine. The Board may require any officer to give security for the faithful performance of his duties.

                  Any officer may resign at any time by giving written notice to the Board, the Chairman of the Board, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, at the time of receipt of notice thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  Except as otherwise permitted by Section 4.3 of this Article IV, any officer may be removed, with or without cause, at any time, by resolution adopted by the Board.

4.5      THE CHAIRMAN OF THE BOARD.

                  The Chairman of the Board shall give counsel and advice to the Board and the officers of the Corporation on all subjects concerning the welfare of the Corporation and the


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conduct of its business and shall perform such other duties as the Board may from time to time determine. The Chairman of the Board shall preside at meetings of the Board and of the stockholders at which he is present.

4.6      THE PRESIDENT AND THE CHIEF EXECUTIVE OFFICER.

                  Unless otherwise determined by the Board, the President shall be the chief executive officer of the Corporation. The President (or in the event the Board separately appoints a Chief Executive Officer, the person appointed as such Chief Executive Officer) shall have supervision, direction and control of the business and affairs of the Corporation subject to the control of the Board and shall see that all orders and resolutions of the Board are carried into effect. The President (or in the event the Board separately appoints a Chief Executive Officer, the person appointed as such Chief Executive Officer) shall from time to time make such reports of the affairs of the Corporation as the Board may require and shall perform such other duties as the Board may from time to time determine.

                  If the Board has separately appointed a Chief Executive Officer and a President, in the absence or disability of the Chief Executive Officer, the President, unless otherwise determined by the Board, shall have the authority, and shall perform the duties, of the Chief Executive Officer.

4.7      THE SECRETARY.

                  If requested by the Board or the Chairman of the Board, the Secretary shall, to the extent practicable, attend meetings of the Board and meetings of the stockholders. The Secretary shall record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary may give, or cause to be given, notice of all meetings of the stockholders and of the Board, and all other notices required by law or by these By-laws. The Secretary shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or, if appointed, an Assistant Secretary or an Assistant Treasurer. The Secretary shall keep in safe custody the certificate books and stockholder records and such other books and records as the Board may direct, and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman of the Board or the Chief Executive Officer.

4.8      THE TREASURER.

                  The Treasurer shall have the care and custody of the corporate funds and other valuable effects, including securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board or the Chief Executive Officer, taking proper vouchers for such disbursements, shall render to the Chairman of the Board, the Chief Executive Officer and directors, at the regular meetings of the Board or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the Corporation and shall perform


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all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board, the Chairman of the Board or the Chief Executive Officer. Unless otherwise determined by the Board, the Treasurer shall be the chief financial officer of the Corporation.

                                   ARTICLE V

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

5.1      EXECUTION OF DOCUMENTS.

                  The Board shall designate, by either specific or general resolution, the officers, employees and agents of the Corporation who shall have the power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation.

5.2      DEPOSITS.

                  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or Treasurer, or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.

5.3      PROXIES WITH RESPECT TO STOCK OR OTHER SECURITIES OF OTHER
CORPORATIONS.

                  The Chief Executive Officer, the President or any other officer of the Corporation designated by the Board shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent with respect to such stock or securities. Such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its powers and rights.

                                   ARTICLE VI

                               GENERAL PROVISIONS

6.1      FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD; BENEFICIAL
OWNERS.

         (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall be not more than 60 nor less


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than 10 days before the date of such meeting. If no record date is fixed by the
Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; PROVIDED, HOWEVER, that the Board may fix a new record date for the adjourned meeting.

         (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

         (c) The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

6.2      DIVIDENDS.

                  Subject to limitations contained in Delaware Law and the Certificate, the Board may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, in property or in shares of the capital stock of the Corporation.

6.3      FISCAL YEAR.

                  The fiscal year of the Corporation shall commence on January 1 and end on December 31 of each year.

6.4      CORPORATE SEAL.

                  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

6.5      AMENDMENTS.

                  These By-laws or any of them, may be altered, amended or repealed, or new By-laws may be made, by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board.


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6.6      EFFECTIVE DATE.

                  These By-laws shall become effective concurrently with the effectiveness of the Corporation's Certificate.

                                    * * * * *




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